UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2019

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware	0-22945	13-3169913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.02     NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On March 11, 2019, the Board of Directors (the “Board”) of Helios and Matheson Analytics Inc. (the “Company”) and the audit committee, following discussions with management, determined that the Company’s previously issued quarterly and year-to-date unaudited consolidated financial statements for September 30, 2018, should no longer be relied upon. Similarly, related press releases, earnings releases, and investor communications describing the Company’s financial statements for these periods should no longer be relied upon. The errors primarily relate to the overstatement of subscription revenues in the third quarter of 2018 due to (1) the erroneous recognition of up to approximately $0.7 million of revenue from MoviePass subscriptions that had been terminated through refunds of subscriptions by Costco Wholesale Corporation; and (2) the erroneous recognition of up to approximately $5.9 million of revenue from certain MoviePass subscriptions that were in a suspended state due to changes made to the MoviePass subscription service that had not yet been consented to by the applicable subscribers. These errors resulted in an understatement of the net loss by approximately $6.6 million. In addition, the Company identified a non-cash error related to the accounting for derivative securities, which resulted in an additional understatement of net loss of approximately $2.9 million. The reversal of the derivative liability in the amount of $2.9 million resulting from a conversion in the second quarter was misclassified as a gain in the fair market value of a derivative security on the income statement, as opposed to correctly recording it as a credit to additional paid-in capital on the balance sheet.

Based on its preliminary assessment, the Company estimates the aggregate impact of these errors on consolidated total revenues, loss from operations, net loss and loss per share, calculated in accordance with accounting principles generally accepted in the U.S., to be as follows:

	Quarter Ended September 30, 2018			Nine Months Ended September 30, 2018
	As Reported	Restated	% Change	As Reported	Restated	% Change

Total Revenues	$81,339,242	$74,702,016	-8.16%	$204,950,836	$198,313,610	-3.24%

Loss from Operations	$(86,414,887)	$(93,052,113)	7.68%	$(320,785,739)	$(327,422,965)	2.07%

Net Loss	$(137,195,798)	$(146,659,834)	6.90%	$(246,917,325)	$(256,381,361)	3.83%

Net loss attributable to the noncontrolling interest	$7,583,015	$8,127,268	7.18%	$59,145,644	$59,689,897	0.92%

Net loss attributable to Helios and Matheson Analytics, Inc.	$(129,612,783)	$(138,532,566)	6.88%	$(187,771,681)	$(196,691,464)	4.75%

Basic and diluted loss per share	$(0.20)	$(0.22)		$(0.87)	$(0.91)

Because the Company has not yet fully completed its review, the estimated impact set forth above is preliminary and subject to change.

In connection with the restatement, management has determined that a material weakness relating to subscription management existed in the Company’s internal control over financial reporting as of September 30, 2018 and through December 31, 2018. The Company’s chief executive officer and chief financial officer have concluded that the Company’s disclosure controls and procedures were not effective at the reasonable assurance level as of September 30, 2018 and December 31, 2018, and the Company’s management has concluded that its internal control over financial reporting was not effective as of December 31, 2018. Effective January 1, 2019 the Company has implemented a new software solution to automate and provide real-time information for managing and accounting for subscriptions, including, without limitation, those subscriptions that are terminated or in a suspended state. A further discussion of the Company’s remediation measures will be contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

The Company anticipates that it will file an amended Quarterly Report on Form 10-Q for the period ended September 30, 2018, to amend and restate its financial results for the affected periods as soon as practicable.

Members of the Company’s management have discussed the matters disclosed in this Item 4.02 with Rosenberg Rich Baker Berman, P.A., the Company’s independent registered public accounting firm.

Cautionary Statement on Forward-looking Information

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 or under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”) that may not be based on historical fact, but instead relate to future events, including without limitation statements containing the words “believe”, “may”, “plan”, “will”, “estimate”, “continue”, “anticipate”, “intend”, “expect” and similar expressions. All statements other than statements of historical fact included in this communication are forward-looking statements.

Such forward-looking statements are based on a number of assumptions. Although the Company’s management believes that the assumptions made and expectations represented by such statements are reasonable, there can be no assurance that a forward-looking statement contained herein will prove to be accurate. Actual results and developments may differ significantly from those expressed or implied by the forward-looking statements contained herein and even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects. These risks include, among other things: the ability to complete the restatement of the affected financial statements and address any material weaknesses; the timing of completion of necessary restatements, interim reviews and audits by the Company’s independent registered public accounting firm; risks relating to the substantial costs and diversion of personnel’s attention and resources deployed to address the restatement of the affected financial statements and internal control matters; the risk of litigation or regulatory action arising from the restatement of the affected financial statements; the timing of the review by, and the conclusions of, the Company’s independent auditor regarding the restatement ; the ability of the Company to remediate any material weaknesses in internal control over financial reporting; potential reputational damage that the Company may suffer as a result of the restatement of the affected financial statements; the impact of the restatement of the affected financial statements on the value of the Company’s common stock; the risk that the filing of the restatement of the affected financial statements will take longer than anticipated; and the risk factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, its quarterly reports on Form 10-Q for the quarters ended March 31, 2018, June 30, 2018 and September 30, 2018, including subsequent current and periodic reports, information statements and registration statements filed with the U.S. Securities and Exchange Commission. You are cautioned to review such reports and other filings at www.sec.gov.

Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements and information, which are qualified in their entirety by this cautionary statement. All forward-looking statements and information made herein are based on the Company’s current expectations and the Company does not undertake an obligation to revise or update such forward-looking statements and information to reflect subsequent events or circumstances, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIOS AND MATHESON ANALYTICS INC.

Date: March 12, 2019	By:	/s/ Stuart Benson
Stuart Benson Chief Financial Officer

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